Exhibit 10.3

SECOND AMENDMENT TO
CHANGE OF CONTROL AGREEMENT

THIS SECOND AMENDMENT TO CHANGE OF CONTROL AGREEMENT (the “Amendment”) is entered into effective as of December 18, 2012, by and between Exterran Holdings, Inc., a Delaware corporation (the “Company”), and                       (“Executive”).

W I T N E S S E T H:

WHEREAS, the Company and Executive entered into a Change of Control Agreement (as subsequently amended, the “Agreement”), effective [August     , 2007], regarding their respective rights and obligations in connection with a Change of Control (as defined in the Agreement) during the term of the Agreement; and

WHEREAS, the Company and Executive entered into a First Amendment to Change of Control Agreement, effective       , to comply with the applicable requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the final Treasury Regulations issued thereunder (“Section 409A”); and

WHEREAS, the Company and Executive desire to amend the Agreement to further comply with the applicable requirements of Section 409A;

NOW, THEREFORE, effective as of the day and year first above written, the parties agree to amend the Agreement as set forth below:

1.                                      Section 3(g)(i) is hereby amended to add the following sentence to the end thereof:

“In the event the time period during which Executive is provided to execute the release and waiver under Section 3(e) spans two calendar years, the payment under Section 3(a) shall be made during the second such calendar year (or any later date specified under an applicable provision of the Agreement), even if the release and waiver is executed by Executive and becomes irrevocable during the first such calendar year.”

2.                                      The second sentence in Section 3(g)(iii) of the Agreement is hereby deleted.

[Signature page follows]

EXTERRAN HOLDINGS, INC. SECOND AMENDMENT TO CHANGE OF CONTROL AGREEMENT

IN WITNESS WHEREOF, Executive has hereunto set Executive’s hand and, pursuant to the authorization from the Compensation Committee of its Board of Directors, the Company has caused these presents to be executed in its name and on its behalf, all as of the day and year first above written.

EXECUTIVE

By:
Name:
Date:

EXTERRAN HOLDINGS, INC.

By:
Name:
Title:
Date: